Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado

Aquila Tax-Free Trust of Oregon

Supplement dated December 16, 2022
to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
dated July 26, 2022

The following disclosure supplements the information in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective December 19, 2022, Mr. Timothy Iltz will become a portfolio manager of Aquila Tax-Free Fund of Colorado. Mr. Iltz is currently a portfolio manager of Aquila Tax-Free Trust of Oregon and will continue in that role. Mr. Iltz will become the sole portfolio manager primarily responsible for the day-to-day portfolio management of each Fund, effective March 1, 2023. Mr. Christopher Johns is retiring as portfolio manager of Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon, effective March 1, 2023.

Mr. Iltz has served as a portfolio manager of Aquila Tax-Free Trust of Oregon since 2018. Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant. Mr. Iltz has been a Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, the Fund’s Sub-Adviser, since 2011. He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments. Mr. Iltz manages no other investment companies or pooled investment vehicles. Mr. Iltz manages 15 other accounts with assets totaling approximately $36 million, which do not pay him performance-based compensation. His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser. Mr. Iltz owns shares of Aquila Tax-Free Trust of Oregon in the range of $1-$10,000. Mr. Iltz did not own shares of Aquila Tax-Free Fund of Colorado as of December 12, 2022.

Please retain this supplement for future reference.

AQL-COORPS-1222